UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________
SCHEDULE 14A
________________
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Hyzon Motors Inc.
(Name of Registrant as Specified In Its Charter)
_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Hyzon Motors Inc.
599 South Schmidt Road
Bolingbrook, IL 60440

March 3, 2025

To Our Stockholders:

You are cordially invited to attend a reconvened Special Meeting of Stockholders (the “Special Meeting”) of Hyzon Motors Inc. (the “Company”) to be held virtually on March 25, 2025, at 9:00 A.M., Eastern Time.

The Special Meeting was originally scheduled for February 13, 2025 and was convened and adjourned on that date, and was subsequently reconvened and adjourned on February 27, 2025. At the time of each such adjournment, the Company had not received valid proxies from the requisite number of stockholders to approve the assignment for the benefit of creditors (the “Assignment”), the liquidation and dissolution of the Company (the “Dissolution”) and the Plan of Liquidation and Dissolution (the “Plan of Dissolution”), which, if approved, will authorize the Company’s Board of Directors (the “Board”) to assign all or substantially all of the Company’s assets through an assignment of benefit of creditors and then subsequently liquidate and dissolve the Company in accordance with the Plan of Dissolution. The Notice of Special Meeting and Proxy Statement on the following pages describe the matters to be presented at the reconvened Special Meeting.

At a meeting of the Board subsequent to such adjournments, the Board again concluded that the Assignment and Dissolution provides the best opportunity to maximize any remaining value for the Company and its creditors and stockholders and that the continued reconvening and adjournment of the Special Meeting to obtain approval of the Assignment Proposal and the Dissolution Proposal has caused, and will continue to cause, the Company to incur substantial legal and other expenses to solicit additional proxies as well as expenses associated with being a public company, despite having no sources of revenue.

In light of that, and given that, at the time of the originally convened session of the Special Meeting and each date it was subsequently adjourned, the proxies the Company received and voting “for” the Assignment and Dissolution Proposals exceeded the proxies the Company received and voting “against” or “abstain” with respect to the Assignment and Dissolution Proposals, the Board authorized and issued to our Acting Chief Executive Officer, Dr. Christian Mohrdieck, one share of Series A Preferred Stock. The Series A Preferred Stock is designed to ensure that a majority of the outstanding voting power of the Company’s capital stock is voted “for” the Assignment and Dissolution Proposals if the relevant standard is met. The Series A Preferred Stock entitles the holder thereof, voting together with the holders of Class A common stock of the Company, as a single class, to cast on the Assignment Proposal, the Dissolution Proposal, the Adjournment Proposal and any other matter the Board determines (in its sole discretion) is related to the Assignment Proposal and Dissolution Proposal, a number of votes equal to the number of shares of Class A common stock outstanding on February 28, 2025 entitled to vote thereon (7,775,329 shares) (the “Preferred Votes”), which the Board has set as the New Record Date for the Special Meeting, provided that the number of shares of Class A common stock present, in person or by proxy, at the Special Meeting, that voted “FOR” such proposal is greater than the aggregate number of shares of Class A common stock present, in person or by proxy, entitled to vote thereon at the Special Meeting, that voted “AGAINST” or “ABSTAIN” on such proposal (the “Voting Formula”), in which case the holder of the Series A Preferred Stock shall be entitled to cast all Preferred Votes “FOR” such proposals. The Board unanimously recommends that you vote “FOR” the Assignment Proposal, the Dissolution Proposal and the other proposal described in the accompanying proxy statement.

Whether or not you plan to attend the meeting, we hope that you will have your stock represented by submitting a proxy to vote your shares over the Internet or by telephone as provided in the instructions set forth on the enclosed proxy card, or by completing, signing, dating and returning your proxy in the enclosed envelope, as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy.

Thank you for your continued support.

Sincerely,

/s/ Christian Mohrdieck

Dr. Christian Mohrdieck
Acting Chief Executive Officer

HYZON MOTORS INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held on March 25, 2025

Dear Stockholder:

You are cordially invited to attend the Special Meeting of Stockholders (the “Special Meeting”) of Hyzon Motors Inc. (the “Company,” “Hyzon,” “we,” “us” or “our”). The Special Meeting will be reconvened virtually on March 25, 2025, at 9:00 A.M., Eastern Time, for the following purposes:

(1)	The approval of the resolutions attached as Annex A to the proxy statement dated December 30, 2024 approving and authorizing the Board’s determination to effect the transfer of all or substantially all of the Company’s assets through an assignment for the benefit of creditors (the “Assignment,” and such proposal, the “Assignment Proposal”);

(2)	The approval of the liquidation and dissolution of the Company and the Plan of Liquidation and Dissolution (the “Plan of Dissolution”) which, if approved, will authorize the Company and the Board to liquidate and dissolve the Company in accordance with the Plan of Dissolution (the “Dissolution Proposal”); and

(3)	The approval of one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Assignment Proposal or the Dissolution Proposal (the “Adjournment Proposal”).

After careful consideration of a number of factors, as described in the proxy statement dated December 30, 2024, the Board has unanimously determined that the Assignment Proposal, the Dissolution Proposal and Adjournment Proposal are advisable and in the best interests of Hyzon and its stockholders. The Board unanimously recommends that you vote “FOR” each of the Assignment Proposal, the Dissolution Proposal and the Adjournment Proposal.

The Special Meeting was originally scheduled for February 13, 2025, was convened and adjourned on that date, and then was reconvened on February 27, 2025, at which only stockholders of record at the close of business on December 26, 2024 (the “Original Record Date”) were entitled to vote at the Special Meeting. The Special Meeting will now be reconvened and held on March 25, 2025, with a new record date of February 28, 2025 (the “New Record Date”). Only Stockholders of record holding shares of our Class A common stock or Series A Preferred Stock at the close of business on the New Record Date are entitled to notice of, and to vote at, the Special Meeting or any adjournment, postponement or continuation thereof.

Our Special Meeting will be a virtual meeting of stockholders, which will be conducted solely by remote communication via a live webcast. You are invited to attend the Special Meeting via live webcast by visiting www.proxydocs.com/HYZN and to vote electronically on the proposals described in the accompanying proxy statement. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may follow the instructions in the proxy statement to submit your proxy by mail, Internet or telephone. Stockholders are encouraged to vote and submit proxies in advance of the Special Meeting by mail, Internet or telephone as early as possible to avoid processing delays and ensure their votes are counted. For specific instructions on how to vote your shares, please refer to the instructions in the section titled “Questions and Answers About the Proxy Materials and the Special Meeting” beginning on page 1 of the proxy statement dated December 30, 2024, as supplemented by the accompanying proxy supplement.

If you were a holder of record as of the Original Record Date and previously submitted a proxy for the Special Meeting, which proxy has not subsequently been revoked, and are a holder of record on the New Record Date, we intend to vote those proxies, covering all shares of our capital stock that you own of record as of the New Record Date (including any shares acquired after the Original Record Date and prior to the New Record Date), at the reconvened Special Meeting as specifically instructed through your proxy or, if no direction was given, for the Assignment Proposal, the Dissolution Proposal and the Adjournment Proposal. However, you may change your vote or revoke your proxy at any time before it is voted at the Special Meeting.

If you are a record holder on the New Record Date and have not previously submitted a proxy, we urge you to submit a proxy to vote your shares over the Internet or by telephone as provided in the instructions set forth on the enclosed proxy card, or complete, date, sign and promptly return the enclosed proxy card whether or not you expect to attend the Special Meeting.

If you hold shares beneficially in street name and do not provide your broker or nominee with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker or nominee does not have discretionary authority to vote on that matter without instructions from the beneficial owner and instructions are not given. Discretionary items are proposals considered “routine” and therefore, broker non-votes are not expected to exist with respect to such proposals. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered cast or entitled to vote on that proposal. It is expected that the Assignment Proposal, Dissolution Proposal, and Adjournment Proposal will be considered non-routine matters. If you hold your shares in “street name” and you previously submitted voting instructions with respect to such shares, you should further contact your bank, broker or other nominee to determine whether your bank, broker or other nominee will vote your shares at the reconvened Special Meeting as previously directed, and for directions as to how to change or revoke any prior voting instructions.

By Order of the Board of Directors,

/s/ Christian Mohrdieck
Dr. Christian Mohrdieck
Acting Chief Executive Officer
March 3, 2025
Bolingbrook, Illinois

THE BOARD OF DIRECTORS APPRECIATES AND ENCOURAGES YOUR PARTICIPATION IN THE SPECIAL MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. ACCORDINGLY, PLEASE VOTE YOUR PROXY VIA THE INTERNET OR OVER THE TELEPHONE OR USE THE ENCLOSED PROXY CARD. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE AT THE VIRTUAL SPECIAL MEETING BY FOLLOWING THE REGISTRATION INSTRUCTIONS OUTLINED ABOVE IF YOU ATTEND THE MEETING VIRTUALLY.

This proxy supplement and accompanying materials are being made available or distributed, as the case may be, to stockholders on or about March 3, 2025.

 SUPPLEMENT
TO DEFINITIVE PROXY STATEMENT DATED DECEMBER 30, 2024
FOR THE
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD MARCH 25, 2025

HYZON MOTORS INC.

INTRODUCTION

This supplement amends and supplements the Hyzon Motors Inc. (also referred to herein as the “Company,” “Hyzon,” “we”, “us” or “our”) Proxy Statement dated December 30, 2024 (the “Proxy Statement”). We refer to this supplement, together with the enclosed Notice of Special Meeting of Stockholders dated March 3, 2025, as the “Supplement.”

This Supplement is intended to be read in conjunction with the Proxy Statement, and therefore does not contain all of the information that may be important to you in deciding how to vote on the matters to be considered at the Special Meeting. To the extent information in this Supplement differs from, updates or conflicts with information contained in the Proxy Statement, the information in this Supplement is the more current information.

This Supplement and accompanying materials are being mailed to stockholders on or about March 3, 2025.

UPDATE TO Questions and Answers About the Proxy Materials and the Special Meeting

The following questions and answers under the heading “Questions and Answers About the Proxy Materials and the Special Meeting” beginning on page 1 of the Proxy Statement are amended and restated in their entireties as set forth below, except with respect to the questions in the Proxy Statement “How are votes counted?” and “What vote is required to approved each item” which are amended and restated in their entirety by the following question “What vote is required to approve each item?” and the following question below “Will choosing not to vote my shares have the same effect as casting a vote “AGAINST” the Assignment Proposal, the Dissolution Proposal or the Adjournment Proposal?”, which is in addition to and supplements the questions and answers in the Proxy Statement. Except as set forth below, there are no changes to the other questions and answers set forth in the Proxy Statement.

Who is entitled to vote?
Only holders of record of Class A common stock and Series A Preferred Stock at the close of business on February 28, 2025 (the “New Record Date”) are entitled to vote at the Special Meeting.
As of the New Record Date, there were 7,775,329 shares of Class A common stock outstanding. Each stockholder of record is entitled to one vote for each share of our Class A common stock held by such stockholder.
There was one share of our Series A Preferred Stock outstanding on the New Record Date. The Series A Preferred Stock entitles the holder thereof, as such, to (i) vote together with the holders of Class A common stock as a single class on the Assignment Proposal, the Dissolution Proposal, and the Adjournment Proposal and any other matter the Board determines (in its sole discretion) is related to the Assignment Proposal or the Dissolution Proposal (each, a “Voting Proposal”) and (ii) cast a number of votes, in person or by proxy, on such Voting Proposal equal to the number of shares of Class A common stock outstanding at the close of business on the New Record Date, provided that the aggregate number of shares of Class A common stock present in person or by proxy, and entitled to vote thereon that voted “for” such Voting Proposal is greater than the aggregate number of shares of Class A common stock present in person or by proxy and entitled to vote thereon that voted “against” or “abstain” on such Voting Proposal.

A list of stockholders of record entitled to vote at the Special Meeting will be available for examination by any stockholder, for any purpose related to the Special Meeting, for ten days prior to the Special Meeting at our offices located at 599 S. Schmidt Road, Bolingbrook, IL 60440. Please contact our Secretary by telephone at (520) 352-7578 if you wish to inspect the list of stockholders prior to the Special Meeting.

Can I change my vote or revoke my proxy?

If you are a stockholder of record on the New Record Date, you may change your vote or revoke your proxy at any time prior to the vote at the Special Meeting or, if you are attending the Special Meeting virtually and are the record holder of your shares, by voting at the Special Meeting. If you submitted your proxy by mail, Internet or telephone, you may change your vote or revoke your proxy with a later mail, Internet or telephone proxy. If you are a stockholder of record and submitted your proxy by mail, you must file with the Secretary of the Company a written notice of revocation or deliver, prior to the vote at the Special Meeting, a valid, later-dated proxy. Attendance at the Special Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Secretary before the proxy is exercised or you vote at the Special Meeting.

If you are a beneficial owner of shares held in street name and you wish to change or revoke your vote, you must obtain a legal proxy through your broker, bank or nominee and present it to Continental at least two weeks in advance of the Special Meeting. Please consult the voting instructions or contact your broker, bank or nominee.
What vote is required to approve each item?
Each of Proposal 1 (the Assignment Proposal), Proposal 2 (the Dissolution Proposal) and Proposal 3 (the Adjournment Proposal), requires the affirmative vote of the holders of a majority of the voting power of the outstanding shares of Class A common stock and Series A Preferred Stock of the Company entitled to vote thereon at the Special Meeting, voting together as a single class.
This means that each proposal will be approved if the holders of outstanding shares of Class A common stock present, in person or by proxy, at the Special Meeting and entitled to vote on such proposal cast a number of votes “FOR” such proposal that is greater than the aggregate number of shares of Class A common stock that are voted “AGAINST” or “ABSTAIN” on such proposal, in which case the Series A Preferred Stock shall be entitled to cast all Preferred Votes “FOR” such proposal in accordance with the Voting Formula (i.e., the holder of the Series A Preferred Stock may cast a number of votes with respect to such proposal equal to the number of shares of Class A common stock outstanding on the New Record Date (7,775,329 shares)). Upon receipt of the foregoing “FOR” votes from the holders of Class A common stock and Series A Preferred Stock, such proposal will have been approved by the stockholders of the Company. The Voting Formula must be satisfied in order for the Series A Preferred Stock to have any voting power, and such voting power of the Series A Preferred Stock (together with any votes “FOR” that are cast by the holders of Class A common stock) is sufficient to approve such proposal.
The Assignment Proposal, Dissolution Proposal and the Adjournment Proposal are considered non-routine matters. Accordingly, if you do not instruct your broker, bank or other nominee on how to vote your shares with respect to the Assignment Proposal, Dissolution Proposal or Adjournment Proposal, your broker, bank or other nominee will not be able to vote your shares with respect to such proposal. For each of the Assignment Proposal, Dissolution Proposal and Adjournment Proposal, broker non-votes will be counted for quorum purposes and will be counted in the denominator for purposes of obtaining the requisite vote. However, assuming the Voting Formula is satisfied and the Series A Preferred Stock is voted “FOR” the Assignment Proposal, the Dissolution Proposal and Adjournment Proposal, broker non-votes and the failure of a share of Class A common stock to be voted on either the Assignment Proposal, the Dissolution Proposal or the Adjournment Proposal will effectively have no impact on the outcome of such vote. If you want to approve the Assignment and the Dissolution, you must vote “FOR” each of the Assignment Proposal and the Dissolution Proposal. In addition, with respect to the Assignment Proposal, the Dissolution Proposal and the Adjournment Proposal, abstentions will be counted in the denominator for purposes of obtaining the requisite vote and will have the effect of a vote “AGAINST” such proposal.

What constitutes a quorum?

The presence, by virtual attendance or by proxy, of one-third of the voting power of the outstanding shares of stock on the New Record Date and entitled to vote at the Special Meeting, will constitute a quorum for the transaction of business at the Special Meeting and any adjournments thereof. As of the close of business on the New Record Date, there were 7,775,329 shares of our Class A common stock outstanding and one share of Series A Preferred Stock outstanding. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.
How can I attend the virtual Special Meeting?
The Special Meeting will be a completely virtual meeting of stockholders conducted exclusively via live webcast. You will be able to attend the Special Meeting via live webcast by visiting www.proxydocs.com/HYZN. To participate in, vote, or ask questions at the Special Meeting, you will need to register to attend the Special Meeting using the control number, which is included in your proxy materials. Once you have registered for the Special Meeting, you will receive an email with instructions, including a link to join the meeting and how to attend via phone. The Special Meeting will begin promptly at 9:00 A.M. Eastern Time, on Tuesday, March 25, 2025. We encourage you to access the virtual meeting website prior to the start time. You may begin to log into the virtual meeting platform beginning at approximately fifteen minutes prior to the start of the Special Meeting on March 25, 2025.
Why is the Company seeking a stockholder vote on the Assignment Proposal?
Under Section 212(a) and Section 271(a) of the DGCL, a Delaware corporation must obtain the approval of the holders of a majority of the outstanding voting power of the corporation entitled to vote thereon before proceeding with a sale of all or substantially all of its property and assets. The Assignment contemplates the assignment of all or substantially all of the property and assets of the Company. The Board therefore is seeking stockholder approval of the Assignment Proposal in order to comply with Delaware law.
What will the Company’s business be after completion of the Assignment?
Upon the effectiveness of the Assignment, the Assignee will have sole control over the Company’s assets and the Company will no longer control the liquidation or distribution of its assets or the resolution of claims.
Why is the Company seeking a stockholder vote on the Dissolution Proposal?
Under Section 212(a) and Section 271(a) of the DGCL, a Delaware corporation must obtain the approval of the holders of a majority of the outstanding voting power of the corporation entitled to vote thereon before proceeding with a dissolution of the corporation. The Board therefore is seeking stockholder approval of the Dissolution Proposal in order to comply with Delaware law.
What will happen to our Class A common stock if the Certificate of Dissolution is filed with the Secretary of State of Delaware?
As previously disclosed on February 20, 2025, the Company has undertaken actions and provided notice to Nasdaq that it intends to delist its Class A common stock and publicly-traded warrants voluntarily on or about March 4, 2025 by filing a Form 25 with the U.S. Securities and Exchange Commission (the “SEC”). The removal of the Class A common stock and warrants from Nasdaq will be effective 10 days after the filing of the Form 25. Following the removal of the Class A common stock and warrants from Nasdaq, the Company intends to file a Form 15 with the SEC to deregister the Class A common stock and warrants under Sections 12(g) and 15(d) of the Securities Exchange Act of 1934, as amended. Upon the filing of the Form 15, the Company’s duty to file any reports required under Section 13(a) of the Exchange Act will immediately be suspended, including the obligations to file all periodic reports. Therefore, regardless if the Certificate of Dissolution is filed with the Secretary of State, and assuming the completion of our filing of the Form 25 and Form 15, our Class A common stock will be delisted from the Nasdaq and deregistered under the Exchange Act.

From and after the Effective Time, which we refer to as the effective time of the Certificate of Dissolution as filed with the Secretary of State of Delaware, and subject to applicable law, each holder of shares of our Class A common stock shall cease to have any rights in respect of that stock, except the right to receive distributions, if any, pursuant to and in accordance with the Plan of Dissolution and the DGCL. After the Effective Time, our stock transfer records shall be closed, and we will not record or recognize any transfer of our Class A common stock occurring after the Effective Time, except such transfers occurring by will, intestate succession or operation of law. Under the DGCL, no stockholder shall have any appraisal rights in connection with the Dissolution.
We expect to file the Certificate of Dissolution and for the Dissolution to become effective as soon as reasonably practicable after the Dissolution is approved by our stockholders and following the effectiveness of the Assignment; however, the decision of whether or not to proceed with the Dissolution will be made by the Board in its sole discretion.

Will choosing not to vote my shares have the same effect as casting a vote “AGAINST” the Assignment Proposal, the Dissolution Proposal or the Adjournment Proposal?

No. If you prefer that the Assignment Proposal, the Dissolution Proposal or the Adjournment Proposal not be approved, you should cast your vote against the applicable proposal.

Approval of the Assignment Proposal, the Dissolution Proposal and the Adjournment Proposal requires the affirmative vote of the majority of the voting power of the outstanding shares of our Class A common stock and Series A Preferred Stock entitled to vote on the proposal, voting as a single class. Assuming the Voting Formula is satisfied, because the Series A Preferred Stock, if voted in accordance with the Voting Formula, is entitled to cast a number of votes with respect to each proposal equal to the number of shares of Class A common stock outstanding on the New Record Date, and because broker “non-votes” with respect to the Assignment Proposal, the Dissolution Proposal and the Adjournment Proposal and shares of Class A common stock not present, in person or by proxy, at the Special Meeting, are not taken into account in determining if the Series A Preferred Stock is voted in accordance with the Voting Formula, the failure of a share of Class A common stock to be voted will effectively have no impact on the outcome of the Assignment Proposal, the Dissolution Proposal or the Adjournment Proposal. However, shares of Class A common stock voted against or abstaining with respect to the Assignment Proposal, the Dissolution Proposal or the Adjournment Proposal will have the effect of causing the aggregate number of shares of Class A common stock present, in person or by proxy, entitled to vote thereon at the Special Meeting, that voted “AGAINST” or “ABSTAIN” to be increased and potentially cause such aggregate number of votes to be greater than the number of shares of Class A common stock present, in person or by proxy, at the Special Meeting, that voted “FOR” – meaning the Voting Formula will not have been satisfied and the Series A Preferred Stock will not be entitled to vote “FOR” the Assignment Proposal, the Dissolution Proposal or the Adjournment Proposal.

UPDATE TO Proposal 1—Approval of Assignment

This Update to Proposal 1 summarizes material changes to the information contained in the Proxy Statement. As this Update to Proposal 1 may not contain all of the information that may be important to you, we encourage you to read carefully the entire Proxy Statement together with this Supplement. The items in this Update to Proposal 1 include page references directing you to a more complete description of the applicable topic in the Proxy Statement.

The following information supplements and, where applicable, replaces the corresponding information under the heading “PROPOSAL 1—APPROVAL OF ASSIGNMENT” beginning on page 11 of the Proxy Statement.

Summary of Proposed Assignment (Replaces the corresponding information on page 11 of Proxy Statement)

Upon the effectiveness of the Assignment, the Assignee will have sole control over the Company’s assets and the Company will no longer control the liquidation or distribution of its assets or the resolution of claims.

Based upon information available at this time, the Company cannot forecast whether any amounts will be available to its stockholders in connection with, or as a result of, the Assignment. There is a possibility that, assuming the Assignee can resolve all of the Company’s obligations, some amount of liquidation proceeds could be paid to stockholders. However, there are too many variables and uncertainties for us to estimate whether any amounts will actually be paid or the amount of any such potential payments.

Any distributions made to stockholders by the Company, following the distributions made to creditors to satisfy the Company’s obligations, will be made pro rata according to the stockholders’ holdings of Class A common stock as of the Effective Time (as hereinafter defined).

Consequences to Stockholders (Replaces the corresponding information on page 12 of Proxy Statement)

Based upon information available at this time, we cannot forecast if the Company’s stockholders will receive any cash, stock or other property in connection with, or as a result of, the Assignment. If not already delisted and deregistered by the Company’s voluntary actions as previously disclosed and discussed above, our Class A common stock will be, subject to regulatory considerations, delisted following the Assignment and we plan to take steps to terminate our status as a reporting company with the SEC following the Special Meeting. As a result, we expect that our stockholders will have no readily available means to dispose of their shares of Class A common stock following the Effective Time.

Assignment Under Delaware Law (Replaces the corresponding information on page 12 of Proxy Statement)

Delaware law provides that a corporation may make an assignment for the benefit of creditors upon the approval of a corporation’s board of directors followed by the approval of a majority of its voting power entitled to vote thereon. If such assignment is approved by the corporation’s stockholders, such corporation then executes an assignment agreement, which transfers all of its right, title, interest in, and custody and control of its property to a third-party assignee. Following execution of the assignment agreement, the assignee will file an application in the Delaware Court of Chancery, which commences a judicial proceeding for recognition of the assignment for the benefit of creditors. Such assignee then liquidates the property and distributes the proceeds to such corporation’s creditors according to their respective priorities at law to satisfy the corporation’s obligations. If any proceeds remain after all of the corporation’s obligations and costs associated with the liquidation process have been satisfied, remaining proceeds will be distributed to the corporation’s stockholders.

Approval of Assignment (Replaces the corresponding information on page 13 of Proxy Statement)

To proceed with the Assignment, the Assignment Proposal must be approved by the affirmative vote of a majority of the voting power of the outstanding shares of Class A common stock and Series A Preferred Stock of the Company entitled to vote thereon at the Special Meeting, voting together as a single class. The approval of the Assignment Proposal by the requisite vote of the holders of the Company’s Series A Preferred Stock and Class A common stock will constitute complete approval and authorization for the Board, without further stockholder action, to proceed with the Assignment in accordance with any applicable provision of Delaware law.

Reporting Requirements (Replaces the corresponding information on page 14 of Proxy Statement)

As previously disclosed and discussed above, we have initiated steps to voluntarily delist and deregister our Class A common stock and the Company’s ongoing reporting requirements under the Exchange Act. If we are unable to suspend our obligation to file periodic reports with the SEC, we will be obligated to continue complying with the applicable reporting requirements of the Exchange Act and will be required to continue to incur the expenses associated with these reporting requirements, including legal and accounting expenses.

Interests of Certain Persons in the Assignment (Replaces the corresponding information on page 14 of Proxy Statement)

As previously disclosed, the Company engaged a chief restructuring officer on December 19, 2024 for the purpose of winding up our business and affairs. After the Effective Time, we expect that the Board will reduce the size of the Board. We expect to compensate these individuals for their service in these roles during the Assignment and/or Dissolution.

See “Security Ownership of Certain Beneficial Owners and Management” for information regarding the number of shares of Class A common stock owned by our directors and executive officers.

Votes Required (Replaces the corresponding information on page 16 of Proxy Statement)

The affirmative vote of the holders of a majority of the voting power of the outstanding shares of Class A common stock and Series A Preferred Stock of the Company entitled to vote thereon at the Special Meeting, voting together as a single class is required to approve the Assignment Proposal. Abstentions will have the same effect as a vote “AGAINST” the Assignment Proposal. Broker non-votes will not have any affect on the vote.

UPDATE TO Proposal 2— Dissolution

This Update to Proposal 2 summarizes material changes to the information contained in the Proxy Statement. As this Update to Proposal 2 may not contain all of the information that may be important to you, we encourage you to read carefully the entire Proxy Statement together with this Supplement. The items in this Update to Proposal 2 include page references directing you to a more complete description of the applicable topic in the Proxy Statement.

The following information supplements and, where applicable, replaces the corresponding information under the heading “PROPOSAL 2—DISSOLUTION” beginning on page 17 of the Proxy Statement.

General Description of Proposal (Replaces the first paragraph under such heading found on page 17 of Proxy Statement)

We are asking you to authorize and approve, assuming approval of the Assignment Proposal, the liquidation and dissolution of the Company (the “Dissolution”) and the Plan of Dissolution. Our Board has determined that the Dissolution is advisable and in the best interests of the Company and its stockholders, has approved the Dissolution and has adopted the Plan of Dissolution, which is attached hereto as Annex B. The reasons for the Dissolution are described under “Proposal 2 — Dissolution — Background of the Proposed Dissolution” and “— Reasons for the Proposed Dissolution” in this proxy statement. The affirmative vote of the holders of a majority of the voting power of the outstanding shares of Class A common stock and Series A Preferred Stock of the Company entitled to vote thereon at the Special Meeting, voting together as a single class is required to approve the Dissolution Proposal and the Dissolution. Our Board unanimously recommends that our stockholders authorize and approve the Dissolution and the Plan of Dissolution.

Background of the Proposed Dissolution (Supplements the information in this section which begins on page 18 of the Proxy Statement)

The Special Meeting was originally scheduled for February 13, 2025, was convened and adjourned on that date and reconvened and subsequently adjourned on February 27, 2025. At the time of each such adjournment, we had not received valid proxies from the requisite number of stockholders to approve either the Assignment Proposal or the Dissolution Proposal.

At a meeting of the Board subsequent to such adjournments, the Board again concluded that the alternatives to the Assignment and Dissolution are likely limited to seeking voluntary dissolution at a later time with potentially diminished assets or seeking bankruptcy protection (should the Company’s net assets decline to levels that would require such action) and that the continued reconvening and adjournment of the Special Meeting to obtain approval of the Assignment Proposal and Dissolution Proposal has caused, and will continue to cause, the Company to incur substantial legal and other expenses to solicit additional proxies as well as expenses associated with being a public company, despite having no sources of revenue. In light of that, and given that, at the time of the originally convened session of the Special Meeting and each date it was subsequently adjourned, the proxies the Company received and voting “FOR” the Assignment Proposal and the Dissolution Proposal exceeded the proxies the Company received and voting “AGAINST” or “ABSTAIN” with respect to each of the Assignment Proposal and the Dissolution Proposal, the Board authorized and issued to our Acting Chief Executive Officer one share of Series A Preferred Stock. The Series A Preferred Stock is designed to ensure that a majority of the outstanding voting power of the Company’s capital stock is voted “FOR” each of the Assignment Proposal and the Dissolution Proposal. The Series A Preferred Stock entitles the holder thereof, voting together with the holders of Class A common stock of the Company, as a single class, to cast on the Assignment Proposal, the Dissolution Proposal, the Adjournment Proposal and any other matter the Board determines (in its sole discretion) is related to the Assignment Proposal and the Dissolution Proposal, a number of votes equal to the number of shares of Class A common stock outstanding on February 28, 2025 entitled to vote thereon (7,775,329 shares), which the Board has set as the New Record Date for the Special Meeting, provided that the number of shares of Class A common stock present, in person or by proxy, at the Special Meeting, that voted “FOR” such proposal is greater than the aggregate number of shares of Class A common stock present, in person or by proxy, entitled to vote thereon at the Special Meeting, that voted “AGAINST” or “ABSTAIN” on such proposal, in which case the holder of the Series A Preferred Stock shall be entitled to cast all Preferred Votes “FOR” such proposals.

No dividends shall be paid on the Series A Preferred Stock. The Series A Preferred Stock shall be automatically redeemed after the Special Meeting for $0.01, payable in cash and only out of funds legally available therefor. In the event of a merger or consolidation of the Company with or into another entity (whether or not the Company is the surviving entity) or a sale of all or substantially all of the assets of the Company, the holder of Series A Preferred Stock is not entitled to receive any consideration in respect thereof. The holder of the Series A Preferred Stock may not, directly or indirectly, transfer such share to any other person or entity without the prior written consent of the Board (acting in its sole discretion); provided that this does not prohibit the provision of a proxy to any person designated by the Company in connection with the Assignment Proposal, the Dissolution Proposal or the Adjournment Proposal. The approval of the holder of the Series A Preferred Stock, voting as a separate class, is required to amend the certificate of designation containing the terms of the Series A Preferred Stock.

Dissolution under the DGCL Generally—Authorization of Board and Stockholders (Replaces the corresponding information on page 19 of Proxy Statement)

Authorization of Board and Stockholders. If a corporation’s board of directors deems it advisable that the corporation should dissolve, it may adopt a resolution to that effect by a majority vote of the whole board and notify the corporation’s stockholders entitled to vote on the dissolution of the adoption of the resolution and the calling of a meeting of stockholders to act on the resolution. Our Board has unanimously adopted a resolution approving the Dissolution and the Plan of Dissolution and declaring them advisable and recommending them to our stockholders. The affirmative vote of the holders of a majority of the voting power of the outstanding shares of Class A common stock and Series A Preferred Stock of the Company entitled to vote thereon at the Special Meeting, voting together as a single class is required to approve the Dissolution Proposal and the Dissolution.

Authorization and Effectiveness (Replaces the corresponding information on page 22 of Proxy Statement)

Our Plan of Dissolution will be deemed approved if the holders of a majority of the voting power of our outstanding Class A common stock and Series A Preferred Stock on the New Record Date entitled to vote on the Dissolution Proposal and voting together as a single class approve the Dissolution and the Plan of Dissolution. Our Plan of Dissolution will constitute our authorized plan and will evidence our authority to take all actions described in the Plan of Dissolution. Following the authorization of the Dissolution and the Plan of Dissolution by our stockholders, at such time as the Board determines to be appropriate, we will file the Certificate of Dissolution with the Delaware Secretary of State and ensure that all relevant taxes (including Delaware franchise taxes) and fees are paid, unless the Dissolution is abandoned by the Board prior to that time. The Effective Time of our Dissolution will be when the Certificate of Dissolution is filed with the Delaware Secretary of State or such later date and time that is stated in the Certificate of Dissolution.

Stockholder Approval (Replaces the corresponding information on page 24 of Proxy Statement)

Approval of the Dissolution and the Plan of Dissolution by the holders of a majority of the voting power of our outstanding Class A common stock and Series A Preferred Stock on the New Record Date entitled to vote on the Dissolution Proposal and voting together as a single class, to the fullest extent permitted by law, constitutes approval of all matters described in this proxy statement relating to the Dissolution, including our Plan of Dissolution.

Approval of the Dissolution by the holders of a majority of the voting power of our outstanding Class A common stock and Series A Preferred Stock on the New Record Date entitled to vote on the Dissolution Proposal and voting together as a single class, shall constitute the authorization of the sale, exchange or other disposition in liquidation of all of the remaining property and assets of the Company after the Effective Time, whether the sale, exchange or other disposition occurs in one transaction or a series of transactions, and shall constitute approval and ratification of any and all contracts for sale, exchange or other disposition whether or not conditioned on stockholder approval. However, as explained in this proxy statement, assuming approval of the Assignment Proposal, all or substantially all of our assets will be assigned to an Assignee who will liquidate such assets for the benefit of our creditors. See the section entitled “Proposal 1: Approval of Assignment” beginning on page 11 of this proxy statement

Reporting Requirements (Replaces the corresponding information on page 26 of Proxy Statement)

Whether or not the Dissolution is approved, absent action by the Company, we will have an obligation to continue to comply with the applicable reporting requirements of the Exchange Act until we have exited from such reporting requirements. As previously disclosed and discussed above, we have initiated steps to voluntarily delist and deregister our Class A common stock and the Company’s ongoing reporting requirements under the Exchange Act. If we are unable to suspend our obligation to file periodic reports with the SEC, we will be obligated to continue complying with the applicable reporting requirements of the Exchange Act and will be required to continue to incur the expenses associated with these reporting requirements, including legal and accounting expenses

Interests of Certain Persons in the Dissolution (Replaces the corresponding information on page 27 of Proxy Statement)

As previously disclosed, the Company engaged a chief restructuring officer on December 19, 2024 for the purpose of winding up our business and affairs. After the Effective Time, we expect that the Board will reduce the size of the Board. We expect to compensate these individuals for their service in these roles during the Dissolution.

See “Security Ownership of Certain Beneficial Owners and Management” for information regarding the number of shares of Class A common stock owned by our directors and executive officers.

Vote Required (Replaces the corresponding information on page 29 of Proxy Statement)

The affirmative vote of the holders of a majority of the voting power of the outstanding shares of Class A common stock and Series A Preferred Stock of the Company entitled to vote thereon at the Special Meeting, voting together as a single class is required to approve the Dissolution Proposal. Abstentions will have the same effect as a vote “AGAINST” the Dissolution Proposal. Broker non-votes will not have any affect on the vote.

UPDATE TO PROPOSAL 3 —  ADJOURNMENT PROPOSAL

This Update to Proposal 3 summarizes material changes to the information contained in the Proxy Statement. As this Update to Proposal 3 may not contain all of the information that may be important to you, we encourage you to read carefully the entire Proxy Statement together with this Supplement. The items in this Update to Proposal 3 include page references directing you to a more complete description of the applicable topic in the Proxy Statement.

The following information replaces the corresponding information under the heading “PROPOSAL 3—ADJOURNMENT PROPOSAL” beginning on page 30 of the Proxy Statement.

Our Board is asking our stockholders to approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Assignment Proposal or the Dissolution Proposal (also referred to herein as Proposal 1 and Proposal 2, respectively). This proposal is referred to in this Proxy Statement as the “Adjournment Proposal” or “Proposal 3.” Under our Third Amended and Restated Bylaws (the “Bylaws”), our Chairperson also has the power to adjourn the Special Meeting, whether or not a quorum is present.

The affirmative vote of the holders of a majority of the voting power of the outstanding shares of Class A common stock and Series A Preferred Stock of the Company entitled to vote thereon at the Special Meeting, voting together as a single class is required to approve the Adjournment Proposal. Abstentions will have the same effect as a vote “AGAINST” the Adjournment Proposal. Broker non-votes will not have any affect on the vote.

Hyzon

P.O. BOX 8016, CARY, NC 27512-9903

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Hyzon Motors Inc.

Special Meeting of Stockholders

For Stockholders of record as of February 28, 2025
Tuesday, March 25, 2025 9:00 AM, Eastern Time
Special Meeting to be held live via the Internet - please visit www.proxydocs.com/HYZN for more details.

YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY: 9:00 AM, Eastern Time, March 25, 2025.

Internet:
www.proxypush.com/HYZN
- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

Phone:
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- Use any touch-tone telephone
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Mail:
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- Fold and return your Proxy Card in the postage-paid envelope provided

Virtual:
You must register to attend the meeting online and/or participate at www.proxydocs.com/HYZN

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints John Zavoli and Dr. Christian Mohrdieck (the "Named Proxies"), and each or either of them, as the true and lawful proxies of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Hyzon Motors Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful proxies to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS' RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

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Hyzon

Hyzon Motors Inc. Special Meeting of Stockholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2 AND 3

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